SECURITIES AND EXCHANGE COMMISSION

                          WASHINGTON, DC  20549
                               __________


                                FORM 8-K

                             CURRENT REPORT

                 Pursuant to Section 13 or 15(d) of the
                     Securities Exchange Act of 1934

            Date of Report (Date of earliest event reported)

                            September 1, 1998


                          COMPTEK RESEARCH,INC.
     ---------------------------------------------------------
         (Exact Name of Registrant as Specified in Charter)

      New York             1-8502              16-0959023
  ----------------    ----------------    --------------------
  (State of Other     (Commission File       (IRS Employer
  Jurisdiction of          Number)        Identification No.)
   Incorporation)

  2732 Transit Road, Buffalo, New York            14224-2523
  ----------------------------------------     ----------------
  (Address of Principal Executive Offices)        (Zip Code)



Registrant's telephone number, including area code:  (716) 677-4070
                                                   ------------------


                         Not Applicable
  ----------------------------------------------------------------
    (Former Name or Former Address, if Changed Since Last Year)

Item 5.   OTHER EVENTS

          Effective September 1, 1998, the Registrant increased the size of its Board of Directors from seven to eight directors and appointed Wayne E. Meyer, a retired U.S. Navy Rear Admiral, to the Board. A copy of the news release announcing Admiral Meyer's appointment is attached as an exhibit to this report.

Item 7.   FINANCIAL  STATEMENTS,  PRO FORMA FINANCIAL   INFORMATION  AND
          EXHIBITS.

99 (a) News Release dated August 24, 1998, announcing the appointment of Wayne E. Meyer to the Registrant's Board of Directors.

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                               SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 COMPTEK RESEARCH, INC.



Date:   September 1, 1998         By: /s/ John J. Sciuto
        -------------------           --------------------------
                                          John J. Sciuto
                                          Chairman, President and
                                          CEO

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                               Exhibit 99